SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 22, 2004
                                                --------------------------------

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                      1-11596                       58-1954497
 ---------------             ----------------              -------------------
 (State or other               (Commission File                (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                  32653
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code         (352) 373-4200
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events

      On March 23, 2004, Perma-Fix Environmental Services, Inc. issued a press release, attached as Exhibit 99.1, announcing its closing of a private placement of approximately $10.4 million through the sale of approximately
      4.6 million shares of its Common Stock and warrants to purchase an additional 1.2 million shares of its Common Stock. The information contained in the press release dated March 23, 2004, is incorporated by reference into this report and filed as an exhibit hereto.

Item 7. Exhibits

      (c)   Exhibits

      Exhibit Number                 Description
      --------------                 -----------
      99.1                           Press release dated March 23, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                         By:   /s/ Richard T. Kelecy
                                               -----------------------
                                               Richard T. Kelecy
Dated: March 23, 2004                          Chief Financial Officer